UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A CURRENT REPORT

(Amendment No. 2)

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 9, 2020

(Date of earliest event reported)

ADVANCED CONTAINER TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-29381	65-0207200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1620 Commerce St., Corona, CA	92880
(Address of principal executive offices)	(ZIP Code)

(951) 381-2555
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

EXPLANATORY NOTE

In Item 2.01 of the Registrant’s Current Report on Form 8-K, which was filed on October 20, 2020, and the amendment thereof, which was filed on October 21, 2020 (together, the “Original Form 8-K”), there was reported, among other things, the completion of the acquisition of Advanced Container Technologies, Inc., a California corporation (“ACT”), as the Registrant’s wholly owned subsidiary, pursuant to an Exchange Agreement, dated as of August 14, 2020, by and among the Registrant, ACT and all of the shareholders of ACT. Pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant stated in the Original Form 8-K that the financial statements required by Item 9 thereof would be filed by amendment within 71 calendar days after the date on which the Original Form 8-K was required to be filed.

This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

This Current Report on Form 8-K/A should be read in connection with the Original Form 8-K, which provides a more complete description of said acquisition. The Registrant is a reporting company and files annual, quarterly and current reports and other information with the Securities and Exchange Commission (the “SEC”). The SEC maintains a website at http://www.sec.gov that contains such information filed by SEC reporting companies, including those of the Registrant.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited financial statements of ACT as of and for the period ended October 9, 2020, and the notes thereto are attached to this report as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information for the Registrant, after giving effect to the acquisition of ACT, as of and for the three and nine months ended September 30, 2020 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of ACT, as of and for the period ended October 9, 2020, and the notes related thereto. Filed herewith

99.2	Unaudited pro forma financial information for the Registrant, after giving effect to the acquisition of ACT, as of and for the three and nine months ended September 30, 2020. Filed herewith.

104	Cover Page Interactive Data File. Embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CONTAINER TECHNOLOGIES, INC.

By:	/s/ Douglas Heldoorn
Douglas Heldoorn
Chief Executive Officer
Dated:	December 21, 2020